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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
IMPLANT SCIENCES CORPORATION
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

IMPLANT SCIENCES CORPORATION
107 Audubon Road, #5
Wakefield, MA 01880
(781) 246-0700

Notice of Annual Meeting of Stockholders

To Be Held on Tuesday, January 7, 2003

        You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Implant Sciences Corporation to be held on Tuesday, January 7, 2003 at 10:00 a.m. at the Sheraton Colonial Hotel located at 1 Audubon Road, Wakefield, Massachusetts 01880 for the following purposes:

1.
To elect five (5) directors to serve until the 2003 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

2.
To consider and act upon a proposal to amend the Company's 2000 Incentive and Nonqualified Stock Option Plan to increase the number of shares of the Company's common stock available for issuance under the plan by 300,000 to 600,000 shares.

3.
To consider and act upon a proposal to adjourn the meeting for the purpose of soliciting additional proxies to vote for Proposal No. 2, if at the time of the meeting there are not enough affirmative votes to approve Proposal No. 2.

4.
To transact any further business that may properly come before the annual meeting or any adjournment.

        The Board of Directors has fixed the close of business on November 22, 2002, as the record date for determining the stockholders entitled to notice of and to vote at the 2002 Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's common stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

        You are urged to read the attached Proxy Statement, which contains information relevant to the actions to be taken at the meeting. In order to assure the presence of a quorum, whether or not you expect to attend the meeting in person, please sign and date the accompanying proxy card and mail it promptly in the enclosed envelope. You may revoke your proxy if you so desire at any time before it is voted.

                      By Order of the Board of Directors

                      /s/  STEPHEN N. BUNKER

                      Stephen N. Bunker, Clerk

Wakefield, Massachusetts
December 9, 2002

IMPLANT SCIENCES CORPORATION
107 Audubon Road, #5
Wakefield, MA 01880
(781) 246-0700

PROXY STATEMENT

Annual Meeting of Stockholders

To Be Held on Tuesday, January 7, 2003

        This proxy statement relates to the annual meeting of stockholders of Implant Sciences Corporation. We are mailing the proxy statement and the enclosed form of proxy to stockholders on or about December 9, 2002. The board of directors is soliciting proxies to be used at the annual meeting and any adjournments of the meeting. The annual meeting will be held at the Sheraton Colonial Hotel located at 1 Audubon Road, Wakefield, Massachusetts 01880, on Tuesday, January 7, 2003, beginning at 10:00 a.m. local time.

        When proxies are returned properly executed, the persons named in the proxies will vote the shares represented in accordance with the stockholders' directions. We encourage stockholders to vote on each matter to be considered. However, if a stockholder has specified no choice in a properly executed proxy, the persons named as proxies will vote the shares as recommended by management.

        Any stockholder may revoke his proxy at any time before it has been exercised by:

  •
  providing us with a later dated proxy,

  •
  notifying our clerk in writing at the following address: Implant Sciences Corporation, 107 Audubon Road, #5, Wakefield, MA 01880, Attn: Clerk or David Volpe, or

  •
  attending the annual meeting and voting in person.

        We have fixed the close of business on November 22, 2002, as the record date for the annual meeting and any adjournment of the annual meeting. Only stockholders of record on the record date are entitled to receive notice of, and to vote at, the annual meeting or any adjournment. At the close of business on the record date, there were issued and outstanding 6,236,080 shares of common stock, each of which is entitled to cast one vote.

QUORUM AND TABULATION OF VOTES

        Our by-laws provide that a quorum for the annual meeting will be a majority in interest of the shares of common stock issued and outstanding and entitled to vote at the annual meeting. We will treat shares of common stock represented by a properly signed and returned proxy as present at the annual meeting for the purpose of determining a quorum. In general, votes withheld from any nominee for election as a director, abstentions and "broker non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting. A "broker non-vote" occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        A plurality of the votes properly cast in favor at the annual meeting will elect each director. Abstentions and votes withheld from director-nominees will not be included in calculating the number of votes cast and accordingly will not affect the outcome of the vote.

        The persons named in the proxies will vote the shares FOR election of each nominee as a director if no specification is made.

        If a quorum is present, each of Proposal No. 2, to approve the amendment of the 2000 Incentive and Nonqualified Stock Option Plan and Proposal No. 3, to adjourn the special meeting under the circumstances described below, requires a majority of the votes properly cast at the meeting. American Stock Exchange Rules require stockholder approval of the amendment to the 2000 Incentive and Nonqualified Stock Option Plan. Also, the stockholders must approve the amendment in order for stock options and other awards relating to shares issuable under the plan to qualify for favorable tax treatment under the Internal Revenue Code. Abstentions with respect to either of these proposals will count as being present and represented and entitled to vote, and will be included in calculating the number of votes cast. Abstentions will therefore have the effect of a vote against the proposal. Broker non-votes will not be included in calculating the number of votes cast on these proposals.

        We know of no other matter to be presented at the annual meeting. If any other matter should be presented at the annual meeting upon which a vote properly may be taken, shares represented by all proxies we receive will be voted with respect thereto in accordance with the best judgment of the persons named in the proxies.

        We have hired ADP to tabulate votes at the annual meeting.

        Our 2002 annual report, including our audited financial statements for the fiscal year ended June 30, 2002, is being mailed to stockholders concurrently with this proxy statement.

PROPOSAL 1—ELECTION OF DIRECTORS

        Our board of directors is currently comprised of five directors. At the annual meeting, five directors will be elected to serve until the 2003 annual meeting and until their successors are duly elected and qualified. The board of directors has nominated Anthony J. Armini, Stephen N. Bunker, Michael Szycher, Shaun Cave and David Eisenhaure. Each nominee has indicated his willingness to serve as our director, and therefore the board of directors anticipates that each such nominee will serve as a director if elected. However, if any person nominated by the board of directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the board of directors may recommend.

        A quorum being present, the affirmative vote of a plurality of the shares present in person or represented by proxy is necessary to elect each of the nominees.

        The board of directors recommends that you vote FOR the election of Anthony J. Armini, Stephen N. Bunker, Michael Szycher, Shaun Cave and David Eisenhaure as directors of Implant Sciences Corporation.

PROPOSAL TWO—AMENDMENT OF OUR
2000 INCENTIVE AND NON QUALIFIED STOCK OPTION PLAN

        On November 12, 2002, our board of directors amended, subject to approval by our stockholders, our 2000 Incentive and Nonqualified Stock Option Plan to increase the number of shares available for the grant of options under the plan from 300,000 to 600,000, subject to adjustment in the event of stock splits, stock dividends, recapitalizations and the like. Our board of directors is submitting this amendment to the 2000 Incentive and Nonqualified Stock Option Plan to our stockholders for approval.

        Options issued under the 2000 Incentive and Nonqualified Stock Option Plan constitute a significant portion of the overall compensation of our employees, including our executive officers. Our board of directors, including the members of the compensation committee, believes that we will derive substantial benefits from increasing the aggregate number of options that we can issue under the 2000 Incentive and Nonqualified Stock Option Plan. Our board of directors believes that the proposed amendment, by enabling us to issue additional options under the plan, will enable us to further align the interests of our executive officers and other employees with the interests of our stockholders. The board also believes that the proposed amendment will assist us in attracting and retaining key executives by enabling us to offer competitive compensation packages. In addition, the board of directors believes that the availability of additional shares under the 2000 Incentive and Nonqualified Stock Option Plan would provide increased flexibility in structuring any acquisitions that we may pursue.

        In order to pass, this proposal must receive a majority of the votes cast with respect to this matter.

        The board of directors recommends that you vote FOR this proposal to approve the amendment of the 2000 Incentive and Nonqualified Stock Option Plan.

PROPOSAL THREE—ADJOURNMENT OF THE MEETING TO
PERMIT FURTHER SOLICITATION OF PROXIES IF NECESSARY

        If there are not enough affirmative votes to approve the amendment to the 2000 Incentive and Nonqualified Stock Option Plan at the time we convene the annual meeting of shareholders, the proposal could not be approved unless we adjourn the meeting to permit us to solicit additional proxies. In order to allow proxies that we have received at the time of the special meeting to be voted for such an adjournment, if necessary, we are submitting the question of adjournment under those circumstances to you, our shareholders, as a separate matter for your consideration. A majority of the shares present or represented and voting at the special meeting is required in order to approve any such adjournment.

        If it is necessary to adjourn the meeting and the adjournment is for a period of less than 30 days, then we do not intend to give any additional notice of the time and place of the adjourned meeting to shareholders other than an announcement at the annual meeting.

        The board of directors recommends that you vote FOR this proposal to adjourn the meeting to permit further solicitation of proxies if necessary.

DIRECTORS AND EXECUTIVE OFFICERS

        The following information sets forth certain information concerning each of our directors and executive officers:

Name	Age	Position	Director Since
Anthony J. Armini	64	President, Chief Executive Officer and Chairman of the Board of Directors	1984
Stephen N. Bunker	59	Vice President and Chief Scientist, Director	1988
Shaun K. Cave (1) (2)	56	Director	2002
David B. Eisenhaure (1)	57	Director	2002
Michael Szycher (1) (2)	64	Director	1999
Alan D. Lucas	46	Vice President of Marketing, Sales and Business Development	—
John J. Munro, III	54	Vice President, Brachytherapy Products	—
David C. Volpe	47	Acting Chief Financial Officer	—

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

        Dr. Anthony J. Armini has been our President, Chief Executive Officer, and Chairman of the board of directors since our incorporation. From 1972 to 1984, prior to our founding, Dr. Armini was Executive Vice President at Spire Corporation. From 1967 to 1972, Dr. Armini was a Senior Scientist at McDonnell Douglas Corporation. Dr. Armini received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1967. Dr. Armini is the author of eighteen patents and five patents pending in the field of implant technology and fourteen publications in this field. Dr. Armini has over thirty years of experience working with cyclotrons and linear accelerators, the production and characterization of radioisotopes, and fifteen years experience with ion implantation in the medical and semiconductor fields. Dr. Armini has been on the board of directors of CardioTech International, Inc., a publicly traded company of which Dr. Szycher is President and Chief Executive Officer, since October 2000.

        Dr. Stephen N. Bunker has served as our Vice President and Chief Scientist since 1987 and a Director since 1988. Prior to joining us, from 1972 to 1987, Dr. Bunker was a Chief Scientist at Spire Corporation. From 1971 to 1972, Dr. Bunker was an Engineer at McDonnell Douglas Corporation. Dr. Bunker received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1969. Dr. Bunker is the author of ten patents in the field of implant technology.

        Shaun K. Cave has served on our board of directors since November 2002. Mr. Cave co-founded Cynosure Laser Corporation in 1992 and has been responsible for Marketing and Sales since August 2000. From January 1988 until September 1990, Mr. Cave served as Vice President of Sales of Candela Laser Corporation.

        David B. Eisenhaure has served on our board of directors since November 2002. He has been the President, Chief Executive Officer and Chairman of the Board of SatCon Technology Corporation since 1985. From 1974 until 1985, Mr. Eisenhaure was associated with the Charles Stark Draper Laboratory, Incorporated and with its predecessor, the Massachusetts Institute of Technology's Instrumentation Laboratory, from 1967 to 1974. Mr. Eisenhaure also holds an academic position at M.I.T., as a lecturer in the Department of Mechanical Engineering. Mr. Eisenhaure serves on the board of directors of Mechanical Technology Incorporated and Beacon Power. He holds a S.B., S.M. and an Engineer's Degree in Mechanical Engineering from M.I.T.

        Michael Szycher joined our board of directors in December 1999. He has been President and Chief Executive Officer and Director of CardioTech International, Inc., a publicly traded manufacturer of medical devices and biocompatible polymers, since 1996. Dr. Armini is also a member of the board of directors of CardioTech International, Inc. From 1988 to 1996, Dr. Szycher was Chairman and Chief Technology Officer of Polymedica Industries. Dr. Szycher is a recognized authority on polyurethanes and blood compatible polymers. He is the editor of six books on various subjects in blood compatible materials and devices and the author of eighty original research articles. Dr. Szycher is also Editor-in-Chief of the quarterly publication, Journal of Biomaterial Applications.

        Alan D. Lucas has served as our Vice President of Marketing, Sales and Business Development since March 1998. Prior to joining us, Mr. Lucas accumulated over 20 years experience in various marketing and business development positions for medical device companies. Most recently, from 1996 to 1998, Mr. Lucas was the Director of Corporate Development at ABIOMED, Inc. From 1994 to 1996, Mr. Lucas was a strategic marketing and sales consultant focused on medical technology. From 1991 to 1994, Mr. Lucas was the Director of Marketing at Vision Sciences, Inc., a developmental stage medical device company.

        John J. Munro, III has been our Vice President of Brachytherapy Products since 2001. From March 2000 until December 2000, he served as our Director of Brachytherapy Products and from November 1999 until March 2000 as our Project Manager of Temporary Brachytherapy. From August 1998 until October 1999, he served as Chief Executive Officer of GammaMed, USA, Inc and from July 1997 until August 1998 Mr. Munro was the Director of Source Operations at CIS-US, Inc.

        David C. Volpe has served as our Acting Chief Financial Officer since May 2001. Mr. Volpe has also been serving as the Acting Chief Financial Officer of CardioTech International, Inc. since June 1999. Since May 1996, Mr. Volpe has been the Managing Director of VC Advisors, Inc., providing financial management, business development and financing expertise to a variety of companies in the Internet, medical, telecommunications, software and high technology fields. From 1991 through 2000, Mr. Volpe was a senior financial executive with several private venture-backed and publicly held, technology based companies, including Chief Financial Officer of Cynosure Inc. and FaxNet Corporation. Prior to that, Mr. Volpe was a Manager at Price Waterhouse focusing on emerging growth, technology-based companies. Mr. Volpe holds a B.S. degree from California State University and is a member of the AICPA.

The Board of Directors and Its Committees

        The board of directors held five meetings during the fiscal year ended June 30, 2002. No current director attended fewer than 75% of the total number of meetings held by the board or committees of the board on which he served. The board of directors currently has two standing committees: the audit committee and the compensation committee.

        The board of directors selects nominees for election as our directors. The board of directors will consider a nominee for election to the board of directors recommended by a stockholder of record if such recommendation is timely in accordance with, and is accompanied by the information required by, our By-laws. We do not maintain a standing nominating committee.

Audit Committee

        The members of the audit committee are Messrs. Szycher, Eisenhaure and Cave, and during the fiscal year ended June 30, 2002, the members of the audit committee were Messrs. Shimizu, Ruggieri and Szycher. The audit committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent auditors. The audit committee also has the responsibilities and authority described in its written charter. The charter has been adopted by the board of directors and was attached as an exhibit to a current report on form 8-K that we filed with the SEC on April 30, 2002. We expect to include our audit committee charter as an appendix to our proxy statement for our 2004 annual meeting of stockholders, in accordance with applicable SEC rules. The members of the audit committee are independent as defined in Section 121(A) of the American Stock Exchange's listing standards. The audit committee met four times during fiscal 2002.

Compensation Committee

        The members of the compensation committee are Messrs. Cave and Szycher, and during the fiscal year ended June 30, 2002, the members of the audit committee were Messrs. Ruggieri and Szycher. The compensation committee reviews and recommends to the board of directors the compensation and benefits of our officers and directors, including administering and granting options under our stock option plans. The compensation committee also establishes and reviews general policies relating to the compensation and benefits of our employees. The compensation committee met once during fiscal 2002.

Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act.

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities ("ten percent stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent stockholders are charged by the SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Since our initial public offering, Anthony Armini, our President and Chief Executive Officer and Chairman of our board of directors, failed to file three reports to report four transactions. Patricia Armini, a ten percent stockholder, failed to file one report to report one transaction. Stephen Bunker, our Chief Scientist, Vice President and Director, failed to file two reports to report three transactions. Alan Lucas, our Vice President of Sales, Marketing and Business Development, failed to file three forms to report four transactions. John J. Munro, III, our Vice-President of Brachytherapy Products, failed to file three forms to report three transactions. Patrick Ruggieri, a non-employee director, failed to file one report to report one transaction. Michael Szycher, a non-employee director, failed to file three forms to report three transactions. David Volpe, our acting Chief Financial Officer, failed to file one report to report one transaction.

REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

Director Compensation

        Our directors who are our employees do not receive any compensation for service on the board of directors. Directors who are not our employees are paid a yearly stipend of $2,500 and are reimbursed for reasonable travel expenses incurred in connection with attendance at board and committee meetings.

        Under the 2000 Incentive and Nonqualified Stock Option Plan, each director who is not our employee automatically receives an annual grant of options to purchase 2,000 shares of our common stock at an exercise price equal to the closing price of the common stock on the date of grant for each year of service. Each such option has a term of five years and vests in full on the date of the grant.

Executive Compensation

        The following table sets forth the aggregate cash compensation paid by us with respect to the three fiscal years ended June 30, 2000, 2001 and 2002 to our chief executive officer and each of the four other most highly compensated executive officers in fiscal 2002 (the "named executive officers"). We have no other executive officers.

Summary Compensation Table

	Annual Compensation								Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)			Bonus ($)		Other Annual Compensation ($) (1)		Shares Underlying Options Granted (#)
Anthony J. Armini* President, Chief Executive Officer and Chairman of the Board	2002 2001 2000	$ $ $	182,533 129,133 129,837		$ $ $	75,000 25,000 25,000	$ $ $	10,993 6,255 19,386	— 90,000 —
Stephen N. Bunker* Vice President, Chief Scientist and Director	2002 2001 2000	$ $ $	126,539 101,545 118,213			— — —	$ $ $	5,759 4,872 6,514	— — —
David C. Volpe Acting Chief Financial Officer	2002 2001		$73,000 —	(2)		— —		— —	15,000 —
Alan D. Lucas Vice President of Sales, Marketing and Business Development	2002 2001 2000	$ $ $	161,538 135,434 123,478		$ $	— 15,000 45,000	$ $ $	11,179 6,370 6,465	— 50,000 —
John J. Munro, III Vice President, Brachytherapy Products	2002 2001 2000	$ $ $	125,976 109,817 17,503		$ $	500 1,000 —	$ $ $	4,696 1,361 1,627	30,000 0 5,000

*
Executive Officer

(1)
Other annual compensation consists of medical, life and disability insurance premiums and 401(k) plan benefits paid by us on behalf of these executive officers.

(2)
Represents consulting fees paid to our Acting Chief Financial Officer.

Option Grants in Fiscal 2002

        The following table sets forth certain information regarding stock options held as of June 30, 2002, by the named executive officers.

Option Grants in Fiscal 2002

Name and Principal Position	Number of Securities Underlying Options Granted	% of Total Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date
David C. Volpe Acting Chief Financial Officer	15,000	14%	$7.55	10/22/11
John J. Munro, III Vice President, Brachytherapy Products	30,000	27%	$8.85	08/09/06

Fiscal Year-End Option Values

        No named executive officer exercised any options in fiscal 2002. The following table sets forth information regarding exercisable and unexercisable options held as of June 30, 2002, be each of the executive officers.

Fiscal-Year Option Values

	Number of Securities Underlying Unexercised Options at June 30, 2002		Value of Unexercised In-the-Money Options at June 30, 2002 (1)
Name and Principal Position
	Exercisable	Unexercisable	Exercisable	Unexercisable
Anthony J. Armini President, Chief Executive Officer and Chairman of the Board	90,000	—	$402,000	$—
David C. Volpe Acting Chief Financial Officer	15,000	—	$80,000	$—
Alan D. Lucas Vice President of Sales, Marketing and Business Development	118,400	6,800	$764,000	$54,000
John J. Munro Vice President, Brachytherapy Products	3,300	31,700	$11,000	$127,000

(1)
As of June 30, 2002, the closing price of a share of common stock on the American Stock Exchange was $12.90.

Employment Agreements

        Anthony J. Armini.    On September 26, 1998, we entered into an employment agreement, with an initial term of five years. Under this employment agreement, Dr. Armini serves as our President and Chief Executive Officer at a base salary of $125,000. In addition, Dr. Armini may participate in our employee fringe benefit plans or programs generally available to employees of comparable status and position. We and Dr. Armini are entitled to terminate his employment for any material breach of his employment agreement at any time upon at least 30 days' written notice. In the event we terminate Dr. Armini's employment without cause, we will pay him 12 month's salary. Under his employment agreement, he is subject to restrictive covenants, including confidentiality provisions. Also, during his employment and for a period of two years after the term of the employment agreement, Dr. Armini is subject to a non-competition provision.

        Stephen N. Bunker.    On September 26, 1998, we entered into an employment agreement with Dr. Bunker in substantially the same form as that described for Dr. Armini. Dr. Bunker serves as our Vice President and Chief Scientist at a base annual salary of $100,000.

        Alan D. Lucas.    We entered into a one year employment agreement with Mr. Lucas, with an effective date of June 1, 2002. Under this employment agreement, Mr. Lucas serves as our Vice President of Sales, Marketing and Business Development at a base annual salary of $160,000. In addition, Mr. Lucas may participate in our employee fringe benefit plans or programs generally available to employees of comparable status and position. Mr. Lucas is eligible to receive a bonus up to 10% of his annual base salary, subject to certain performance goals and the approval of the compensation committee of the board of directors. In the event that we terminate Mr. Lucas' employment without cause, we will pay him four month's salary and the vesting of his options will accelerate. Under his employment agreement, he is subject to restrictive covenants, including confidentiality provisions. Also, during his employment and for a period of two years after the term of the employment agreement, Mr. Lucas is subject to a non-competition provision.

Equity Compensation Plan Disclosure

        The following table sets forth certain information as of June 30, 2002, regarding securities authorized for issuance under our equity compensation plans, including individual compensation arrangements. Our equity compensation plans include the 1992 Stock Option Plan, 1998 Incentive and Nonqualified Stock Option Plan, 2000 Incentive and Nonqualified Stock Option Plan and the 1998 Employee Stock Purchase Plan. All of these equity compensation plans have been approved by our stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation Plans Approved by Security Holders	449,700	$6.94	318,014(1)
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	449,700	$6.94	318,014(1)

(1)
Our 2000 Incentive and Nonqualified Stock Option Plan authorizes the issuance of incentive options and nonqualified stock options. Our 1998 Incentive and Nonqualified Stock Option Plan authorizes the issuance of incentive and nonqualified stock options. Our 1992 Stock Option Plan authorizes the issuance of incentive stock options, nonqualified stock options, and restricted stock awards. There are zero shares of our common stock available for future grants under the 2000 Incentive and Nonqualified Stock Option Plan, the 1998 Incentive and Nonqualified Stock Option Plan and the 1992 Stock Option Plan. If the shareholders approve the amendment to the 2000 Incentive and Nonqualified Stock Option Plan, there will be 300,000 shares of our common stock reserved for issuance. The above number includes 135,511 shares of our common stock reserved for issuance under our 1998 Employee Stock Purchase Plan.

AUDIT COMMITTEE REPORT

        The audit committee, consisting of Messrs. Ruggieri, Shimizu and Szycher, reviewed and discussed the audited financial statements for the year ended June 30, 2002, with management. The audit committee has discussed with our independent auditors, Ernst and Young LLP, any matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." Our independent accountants also provided to the audit committee the written disclosures and a letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the audit committee discussed with the independent accountants the firm's independence.

        Based upon the audit committee's discussions with management and the independent accountants and the audit committee's review of the representations of management, and the report of the independent accountants to the audit committee, the audit committee recommended that the board of directors include the audited consolidated financial statements in Implant Sciences Corporation's Annual Report on Form 10-KSB for the year ended June 30, 2002, as filed with the Securities and Exchange Commission.

                      Pasquale Ruggieri
                      Shunkuchi Shimizu
                      Michael Szycher

Certain Relationships and Related Transactions

        Certain of our directors hold positions as directors of CardioTech International, Inc. Our Chief Executive Officer and Chairman of the board of directors is also a director of CardioTech International, Inc. The Chief Executive Officer and Chairman of the board of directors of CardioTech International, Inc is also one of our directors. Our Acting Chief Financial Officer is also the Acting Chief Financial Officer of CardioTech International, Inc. As of June 30, 2002, we owed approximately $24,000 to our Acting Chief Financial Officer. Our Acting Chief Financial Officer also received payments from us in the approximate amount of $73,000 for services during fiscal 2002.

        Accounts receivable from related parties as of June 30, 2002, consisted of a loan of $138,000 to our chief executive officer, which was used to exercise options for 50,000 shares of our common stock on December 9, 1997. The loan is due and payable upon the disposal of the 50,000 shares and the loan bears interest at 6% per annum. This transaction was reported as a reduction of stockholders' equity.

        On October 10, 2001, CardioTech International, Inc. provided us a $500,000 Line of Credit Facility, which was subsequently terminated by mutual agreement on March 29, 2002.

        In March 2000, we entered into a $250,000 joint research agreement with CardioTech International, Inc. to develop a proprietary porous polymer biocompatible coating technology as a platform for our proprietary radioactive brachytherapy technology. During fiscal 2001, we paid $50,000 pursuant to the aforementioned agreement. The joint research and development agreement provides for CardioTech International, Inc. to develop the polyurethane coating instrumental in the development of a polyurethane coated drug-eluting stent and for CardioTech International, Inc. and to grant us a perpetual worldwide exclusive license to use, sublicense and otherwise deal in any technology developed by CardioTech International, Inc. in connection with the development of the stents. In consideration of the research, development and technology transfer, we will pay CardioTech International, Inc. $150,000 in cash pursuant to a milestone schedule. In addition, CardioTech International, Inc. will sell to us 100,000 shares of CardioTech International, Inc.'s common stock at a price of $1.00 per share pursuant to the achievement of certain milestones related to the research and development. The owner of the technology used in connection with the stent will be CardioTech International, Inc., however such technology will be transferred to us pursuant to a technology license as described above. The developed technology represents a "platform" in the sense that the polyurethane developed by CardioTech International, Inc. and utilized to cover the stent will be the medium in which specific anti-restenosis drugs will be implanted and therefore becomes the key technological component of this drug-eluting stent. The research and development agreement provides for six phases including the design of equipment necessary to produce prototypes of the stent, development of a series of prototypes, production of a limited number of prototypes and the delivery of prototypes to us. The material deadline is therefore the delivery of an operative prototype. We are obligated to pay the entire $250,000 if all milestone conditions are met. Through June 30, 2002, we paid CardioTech International, Inc. $115,000 pursuant to the aforementioned agreement. Additionally, we acquired 60,000 shares of the common stock of CardioTech International, Inc. at a price of $1.00 per share. As of June 30, 2002, the fair market value of the CardioTech International, Inc. shares held as investment is $105,000. CardioTech International, Inc. is a publicly traded company whose common stock trades under the symbol CTE on the American Stock Exchange.

        In January 2000, we received notice of the award of a joint research grant. Funding is provided through a $100,000 Phase I grant by the U.S. Department of Health and Human Services, National Heart, Lung & Blood Institute to CardioTech International, Inc. and sub-grants to us and Stanford University. We acted as a subcontractor to CardioTech International, Inc. and received a total of $25,000 in payments through September 2000. There are no further amounts to be received by us pursuant to this grant.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information with respect to beneficial ownership of our common stock as of September 30, 2002, by (i) each person known by us to own beneficially more than five percent of our common stock as of such date, (i) each current director, (iii) each of the persons named in the executive compensation table above, and (iv) all of our current directors and officers as a group.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of our common stock issuable by us pursuant to options which may be exercised within 60 days after September 30, 2002, are deemed to beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by the applicable person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person or entity.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class (2)
Patricia A. Armini 12 Harvard Drive Bedford, MA 01730	781,122	12.6%
Casparin Corporation (3) Gorsiraweg 14 P.O. Box 3889 Willemstad, Curacao Netherlands Antilles	770,618	12.4%
MedTec Iowa, Inc. 1401 8th Street Orange City, Iowa 51041	500,000	8.0%
Anthony J. Armini (4)	1,305,222	20.7%
Stephen N. Bunker	637,848	10.3%
Shaun K. Cave	0	*
David B. Eisenhaure	0	*
Alan D. Lucas (5)	118,400	1.9%
John J. Munro, III (6)	4,791	*
Michael Szycher (7)	6,000	*
David Volpe (8)	15,000	*
All Directors and Officers as a group (8 persons)	2,087,261	32.3%

*
Less than 1%.

(1)
Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed.

(2)
The calculation of percent of class is based on 6,216,080 shares of common stock issued and outstanding as of September 30, 2002, excluding shares held by or for us.

(3)
Casparin Corporation is a wholly-owned subsidiary of TREC (Holland) Amsterdam B.V., a sister company of NAR Holding Corporation. Casparin Corporation is a wholly-owned subsidiary of Trec (Holland) Amsterdam B.V. The Company believes that the principal beneficial owner of Trec (Holland) Amsterdam B.V. is Takata Corporation and that its principal beneficial owner is Juchiro Takada.

(4)
Includes 90,000 options exercisable within 60 days of September 30, 2002.

(5)
Includes 118,400 options exercisable within 60 days of September 30, 2002.

(6)
Includes 3,300 options exercisable within 60 days of September 30, 2002.

(7)
Includes 6,000 options exercisable within 60 days of September 30, 2002.

(8)
Includes 15,000 options exercisable within 60 days of September 30, 2002.

2000 Incentive and Nonqualified Stock Option Plan

        Our board of directors originally adopted the 2000 Incentive and Nonqualified Stock Option Plan on August 28, 2000, and our stockholders approved the plan on December 7, 2000. We had reserved a total of 300,000 shares of common stock for issuance under the 2000 Incentive and Nonqualified Stock Option Plan. As of June 30, 2002, options to purchase a total of 126,000 shares of common stock were outstanding under the 2000 Incentive and Nonqualified Stock Option Plan. In November 2002, the board adopted an amendment to the 2000 Incentive and Nonqualified Stock Option Plan to increase the total number of shares of common stock that may be issued pursuant to awards under the 2000 Incentive and Nonqualified Stock Option Plan by 300,000 to 600,000. Set forth below is a summary description of the 2000 Incentive and Nonqualified Stock Option Plan, as proposed to be amended and restated.

        General Information.    The purpose of the plan is to encourage and enable officers, directors, key employees and other individuals providing services to us to acquire a proprietary interest in us. We anticipate that providing such persons with a direct stake in our welfare will assure a closer identification of their interests with those of ours and our shareholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with us.

        Stockholder approval of the amendment increasing the number of shares issuable under the 2000 Incentive and Nonqualified Stock Option Plan is required in order for stock options relating to such additional authorized shares to qualify as incentive stock options under Section 422 of the Internal Revenue Code. In addition, American Stock Exchange rules require stockholder approval of the amendment to the 2000 Incentive and Nonqualified Stock Option Plan. Approval for purposes of the Internal Revenue Code and the American Stock Exchange Rules will require the affirmative vote of a majority of the shares of common stock present or represented at the meeting and voting on the 2000 Incentive and Nonqualified Stock Option Plan.

        Eligibility.    Awards may be granted under the 2000 Incentive and Nonqualified Stock Option Plan to officers, directors, employees and consultants. As of June 30, 2002, three non-employee directors, four officers and approximately 82 non-officer employees were eligible to participate in the 2000 Incentive and Nonqualified Stock Option Plan.

        Non-employee directors are not eligible to receive discretionary grants of options to purchase shares of common stock under this plan. However, each non-employee director who is elected to the board of directors is automatically granted a nonqualified option to purchase 2,000 shares of common stock and upon each reelection a nonqualified option to purchase 2,000 shares of common stock. The exercise price per share will be equal to the fair market value of the common stock on the date the option is granted. Each option will expire on the fifth anniversary of the date of grant.

        Administration of the plan.    The 2000 Incentive and Nonqualified Stock Option Plan will be administered by a committee consisting of at lease two outside directors. For purposes of the plan, an outside director is a person who:

  •
  is not our employee or an employee of any affiliate,

  •
  is not our former employee or a former employee of any affiliate who is receiving compensation for prior services during our taxable year or the affiliate's taxable year,

  •
  has not been our officer or an officer of any affiliate, and

  •
  does not receive remuneration from us or any affiliate in any capacity other than as a director.

The committee that will administer the 2000 Incentive and Nonqualified Stock Option Plan will select the individuals who will receive options and will determine the option exercise price and other terms of each option, subject to the provisions of the plan. This committee also has the power to make changes to outstanding options under the plan, including the power to reduce the exercise price, accelerate the vesting schedule and extend the expiration date of any option.

        Incentive Options and Nonqualified Options.    The 2000 Incentive and Nonqualified Stock Option Plan authorizes the grant of options to purchase common stock intended to qualify as incentive options, as defined in Section 422 of the Internal Revenue Code, and options that do not so qualify. Incentive options may be granted under the plan to our employees or employees of any subsidiary, including directors and officers who are our employees or employees of any subsidiary. Nonqualified options may be granted under the plan to our employees or employees of any subsidiary and to directors, consultants and other persons who render services to us or any subsidiary, regardless of whether they are our employees or employees of any subsidiary.

        The exercise price of incentive options granted under the 2000 Incentive and Nonqualified Stock Option Plan must equal or exceed the fair market value of the common stock on the date of grant. The exercise price of incentive options granted under the plan to a person who owns more than 10% of the combined voting power of all classes of our outstanding capital stock or any subsidiary must equal or exceed 110% of the fair market value of the common stock on the date of grant. The exercise price of nonqualified options granted under the plan may be above or below the fair market value of the common stock.

        Each incentive option will expire no later than ten years after the date of grant or, in the case of an option granted to a person who owns more than 10% of the combined voting power of all classes of our outstanding capital stock or any subsidiary, five years after the date of grant.

        The aggregate fair market value (at the time of grant) of shares issuable pursuant to incentive options that are exercisable for the first time in any calendar year may not exceed $100,000, unless a greater amount is permitted by law. No person may be granted options in any calendar year to purchase more than 50,000 shares of common stock, including options that are subsequently forfeited, canceled or otherwise terminated. For this purpose, the repricing of any option is deemed the grant of a new option.

        Other Terms.    Options are not transferable except by will or by the laws of descent and distribution, and during the holder's lifetime are exercisable only by the holder.

        An option terminates upon the earliest of:

  •
  The date of expiration.

  •
  Cancellation if we are party to a reorganization or merger, consolidation, we are liquidated or we sell substantially all of our assets and the committee provides for cancellation of outstanding options.

  •
  In the case of an incentive option, sixty days after termination of employment other than for cause. However, if before the option expires, the option holder retires in good standing for reasons of age, the option terminates on the earlier of the date of expiration or 90 days after the date of retirement.

  •
  In the case of an incentive stock option, the date on which employment is terminated for cause or voluntarily by the option holder.

  •
  In the case of a nonqualified option, as provided in the option agreement.

        In the event of death or permanent and total disability before the option expires and while the option holder is still employed by us or provides services to us, the option will terminate on the earliest of:

  •
  The expiration date.

  •
  Cancellation if we are party to a reorganization or merger, consolidation, we are liquidated or sell substantially all of our assets.

  •
  180 days after the death or disability.

        The holder of any option may pay the purchase price of the shares subject to the option:

  •
  in cash, check, bank draft or postal or express money order in an amount equal to the exercise price for such shares;

  •
  with the consent of the committee, in shares of our common stock owned by the option holder for a period of at least six months having a fair market value equal to the exercise price for such shares;

  •
  with the consent of the committee, by reducing the number of option shares issuable to the option holder upon exercise of the option by a number of shares having a fair market value equal to the exercise price for such shares;

  •
  with the consent of the committee, a personal recourse note issued by the option holder to us in an amount equal to the exercise price for such shares;

  •
  with the consent of the committee, other consideration that is acceptable to the committee and that has a fair market value equal to the exercise price for such shares, including any broker-directed cashless exercise/resale procedure adopted by the committee; or

  •
  with the consent of the committee, any combination of the foregoing.

        The 2000 Incentive and Nonqualified Stock Option Plan shall terminate as of August 28, 2010. According to the terms of the 2000 Incentive and Nonqualified Stock Option Plan, our board of directors may amend or discontinue the plan at any time. However, any amendment which would increase the number of shares available under the plan or change in substance the provisions as to who is eligible to receive options under the plan, will not be effective without the approval of our stockholders within 12 months. In addition, regulations of the American Stock Exchange require stockholder approval of certain amendments to the plan.

New Plan Benefits

        The committee may grant awards under the 2000 Incentive and Nonqualified Stock Option Plan on a discretionary basis. Therefore, we are unable to determine the dollar value and number of options which will be received by or allocated to (i) any of the executive officers; (ii) the current executive officers, as a group, (iii) the current directors who are not executive officers, as a group, (iv) each nominee for election as a director and (v) the employees who are no executive officers, as a group, as a result of the adoption of the amendment to the 2000 Incentive and Nonqualified Stock Option Plan. If the proposed amendment had been in effect during 2002, it would not have affected the determination of the number of options received by or allocated to participants in 2002.

        Federal Income Tax Information with Respect to the 2000 Incentive and Nonqualified Stock Option Plan.    The holder of a nonqualified option ordinarily recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a non qualified stock option, the difference between the fair market value of the underlying shares of common stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares. The capital gain or loss will be long-term capital gain or loss if the holder held the shares for more than 12 months after the date of exercise; otherwise the capital gain or loss would be short-term capital gain or loss. Subject to certain limitations, we may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a nonqualified option.

        The holder of an incentive option recognizes no income for federal income tax purposes on the grant thereof. Except as described below with respect to the alternative minimum tax, there is no tax upon exercise of an incentive option. If no disposition of shares acquired upon exercise of the incentive option is made by the option holder within two years from the date of the grant of the incentive option or within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive option is treated as compensation to the employee taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year). The excess of the fair market value of the underlying shares over the option price at the time of exercise of an incentive option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit, which may be carried forward indefinitely to be used as a credit against the regular tax liability in a later year; however, the alternative minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year.

        In connection with the sale of the shares covered by incentive options, we are allowed a deduction for tax purposes only to the extent, and at the time, the option holder recognizes ordinary income (for example, by reason of the sale of shares by the holder of an incentive option within two years after the date of the granting of the incentive option or one year after the exercise of the incentive option), subject to certain limitations on the deductibility of compensation paid to executives.

        Full Text of 2000 Incentive and Nonqualified Stock Option Plan.    The above summary description of the 2000 Incentive and Nonqualified Stock Option Plan is qualified by and subject to the plan itself, the full text of which, as proposed to be amended and restated, is set forth as Appendix A to this proxy statement.

        We intend to file, as soon as practicable, a Registration Statement on Form S-8 covering the additional shares of common stock issuable under the 2000 Incentive and Nonqualified Stock Option Plan.

INDEPENDENT AUDITORS

        The board of directors has reappointed Ernst and Young LLP, as the independent auditors to audit our financial statements for the fiscal year ending June 30, 2003. This firm has served as our auditors since 1997. The audit committee has determined that Ernst and Young's provision of services to us not related to our audit of our financial statements was at all relevant times compatible with that firm's independence.

        Representatives of Ernst and Young LLP have been invited to the annual meeting and are expected to be present at the annual meeting. They will be given an opportunity to make a statement, if so desired. Representatives will be available to respond to appropriate questions from stockholders.

Audit Fees

        The aggregate fees for professional services rendered by Ernst and Young LLP in connection with their audit of our annual consolidated financial statements for the year ended June 30, 2002, and review of the consolidated financial statements included in our quarterly reports on Form 10-QSB during fiscal 2002 were approximately $118,000.

Financial Information Systems Design and Implementation Fees

        The aggregate fees billed for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Ernst and Young LLP for fiscal 2002 were approximately $0.

All Other Fees

        The aggregate fees for all other services rendered by Ernst and Young LLP in fiscal 2002, which include fees for pension and statutory audits, business acquisitions, accounting consultations and SEC registration statements, were approximately $175,110.

SOLICITATION OF PROXIES

        The cost of solicitation of proxies in the form enclosed herewith will be borne by us. In addition to the solicitation of proxies by mail, our directors, officers and employees may also solicit proxies personally or by telephone without special compensation for such activities. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses.

OTHER PROPOSED ACTIONS

        The board of directors knows of no other business to come before the meeting. However, if any other business should properly be presented to the meeting, the proxies will be voted in accordance with the judgment of the persons holding the proxies.

STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in our proxy statement and form of proxy for the annual meeting scheduled to be held in December 2003, stockholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to our principal executive offices at least 120 days prior to the anniversary date of mailing of this Proxy Statement, being August 11, 2003.

        In addition, SEC Rule 14a-4 provides that with respect to any proposal or nomination made by a stockholder at the annual meeting scheduled for December 2003, the persons named as proxies by us in its solicitation materials will have discretionary authority to vote on such proposal or nomination if we did not have notice of the matter at least 45 days prior to the anniversary date of mailing of this Proxy Statement, being October 25, 2003.

AVAILABLE INFORMATION

        Stockholders of record on November 22, 2002, will receive a copy of this proxy statement and our annual report to stockholders, which contains details financial information about us. The annual report to stockholders is not incorporated herein and is not deemed a part of this proxy statement. Additional copies of the annual report to stockholders for the fiscal year ended June 30, 2002, and copies of our annual report on Form 10-KSB for the fiscal year ended June 30, 2002 are available to stockholders without charge upon written request addressed to: Investor Relations, Implant Sciences Corporation, 107 Audubon Road, #5, Wakefield, Massachusetts 01880.

APPENDIX A

IMPLANT SCIENCES CORPORATION

AMENDED AND RESTATED
2000 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

SECTION 1. PURPOSES OF PLAN; DEFINITIONS

        1.1    General Purposes.    Implant Sciences Corporation, a Massachusetts corporation (the Company), desires to afford certain executives, key employees and directors of, and certain other individuals providing services to, the Company or its subsidiary companies an opportunity to initiate or increase their proprietary interests in the Company, and thus to create in such persons an increased interest in and greater concern for the long-term welfare of the Company. The Company, by granting under this 2000 Incentive and Nonqualified Stock Option Plan (this Plan) stock options to acquire shares of common stock of the Company (an Option), seeks to retain the services of persons now holding key positions with the Company and to secure the services of other persons capable of filling key positions with the Company or its subsidiary companies.

        1.2    Definitions.    For purposes of this Plan, the following terms shall have the indicated meanings:

        "Board" means the Board of Directors of the Company.

        "Cause" shall mean, with respect to any Option holder, a determination by the Company (including the Board) that the Holder's employment or other relationship with the Company should be terminated as a result of (i) a material breach by the Option holder of any agreement to which the Option holder and the Company are parties, (ii) any act (other than retirement) or omission to act by the Option holder that may have a material and adverse effect on the business of the Company or on the Option holder's ability to perform services for the Company, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Option holder in connection with the business or affairs of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor code thereto, together with related rules, regulations and interpretations; and any reference herein to a particular Section of the Code shall include any successor provision of the Code.

        "Committee" has the meaning set forth in Section 2.1 hereof.

        "Common Stock" means the Common Stock, par value $.10 per share, of the Company, subject to adjustment pursuant to Section 8 hereof.

        "Greater-Than-Ten-Percent Stockholder" means any individual who, at the time he or she is granted an Option, owns or, as a result of the attribution rules of Section 424(d) of the Code, is deemed to own more than ten percent of the total combined voting power of all classes of stock of the Company.

        "Incentive Option" means any Option designated and qualified as an incentive stock option within the meaning of Section 422 of the Code. The Company intends that Incentive Options will qualify as incentive stock options within the meaning of Section 422 of the Code, and the terms of this Plan shall be interpreted in accordance with this intention; the Company makes no warranty, however, as the qualification of any Option as an Incentive Option.

        "Nonqualified Option" means any Option that is not an Incentive Option.

        "Non-Employee Director" means any director who is not also an employee of the Company, its parent or any subsidiary.

        "Outside Director" means any director who (i) is not an employee of the Company or of any affiliated group, as such term is defined in Section 1504(a) of the Code, which includes the Company (an Affiliate), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. Outside Director shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

        "Securities Act" means the Securities Act of 1933, as amended, and any successor act thereto, together with related rules, regulations and interpretations.

SECTION 2. ADMINISTRATION

        2.1    Committee.    This Plan shall be administered by a committee (the Committee) consisting of at least two Outside Directors. It is the intention of the Company that the Plan shall be administered to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (the Exchange Act), but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a Non-Employee Director as defined in the Rule. Except as specifically reserved to the Board under the terms of the Plan, and subject to Section 4.2 hereof, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board, and any reference in this Plan to the Committee shall be deemed to refer to the Board to the extent the Board is exercising any of the powers and functions of the Committee.

        2.2    Powers of the Committee.    Subject to the terms and conditions of this Plan and except with respect to Options granted pursuant to Section 4.2, the Committee shall have the power:

          (a) to determine from time to time the individuals to whom Options shall be granted and the terms, conditions, restrictions and provisions (which need not be identical) of each of those Options, including, with respect to each Option, the time at which the Option shall be granted, the number of shares of Common Stock that shall be subject to the Option, the exercise price for each share of Common Stock subject to the Option (which price shall be subject to the requirements of Section 6.3), the period during which the Option shall be exercisable (whether in whole or in part) and the time or times when each Option shall become exercisable;

          (b) to modify or amend, in its sole discretion, conditionally or unconditionally, any outstanding Option granted under this Plan, including a reduction of the exercise price, an acceleration of the vesting schedule, or an extension of the expiration date;

          (c) to accelerate, in its sole discretion, an Option holder's right to exercise his or her Option in whole or in part, conditionally or unconditionally, at any time, including upon consummation of the initial public offering of Common Stock;

          (d) generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to this Plan;

          (e) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose;

          (f) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to banks, insurance companies, brokerage firms and consultants; and

          (g) to construe and interpret this Plan and Options granted hereunder and to establish, amend, and revoke rules and regulations for the interpretation, management and administration of this Plan. In this connection, the Committee may supply any omission, reconcile any inconsistency, or correct any other defect in this Plan or in any Option agreement in the manner and to the extent it shall deem necessary or expedient to make this Plan fully effective.

        All decisions and determinations by the Committee in the exercise of the foregoing powers shall be final and binding upon the Company and Option holders. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option.

        2.3    Appointment and Proceedings of Committee.    The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and subject to Section hereof, may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall require the affirmative vote of a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

SECTION 3. STOCK

        3.1    Stock to be Issued.    The stock subject to Options granted under this Plan may be shares of authorized and issued Common Stock, shares of Common Stock held in treasury or both, at the discretion of the Company. The total number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall not exceed 600,000 in the aggregate; provided, however, that the class and aggregate number of shares subject to Options shall be subject to adjustment as provided in Section hereof.

        3.2    Termination of Option.    If any Option granted under this Plan expires or otherwise terminates without having been exercised in whole or in part, the shares of Common Stock previously subject to the unexercised portion of that Option may be the subject of new Options under this Plan.

        3.3    No Fractional Shares.    In no event shall any Option be exercisable for a fraction of a share of Common Stock.

SECTION 4. ELIGIBILITY

        4.1    Individuals Eligible.    Incentive Options may be granted only to officers and other employees of the Company, including members of the Board who are also employees of the Company. Nonqualified Options may be granted to officers or other employees of the Company, including members of the Board, and to consultants and other individuals who render services to the Company regardless of whether they are employees. Nonqualified Options may be granted to Non-Employee Directors only as provided in Section 4.2 hereof.

        4.2    Non-Discretionary Option Grants to Non-Employee Directors.    Any other provision of this Plan to the contrary notwithstanding, Non-Employee Directors shall not be eligible to receive Options under the Plan except pursuant to this Section 4.2. Each Non-Employee Director who is elected by the stockholders of the Company to the Board initially on or subsequent to the date on which this Plan is approved by stockholders pursuant to Section 13 shall automatically be granted, upon such election, a Nonqualified Option to purchase 2,000 shares of Common Stock. Each Non-Employee Director who is reelected by the stockholder of the Company to the Board on or subsequent to said date of stockholder approval of this Plan still automatically be granted, upon each such reelection, a Nonqualified Option to purchase 2,000 shares of Common Stock. Options shall be granted pursuant to this Section 4.2 only to persons who are serving as Non-Employee Directors on the Grant Date. Any share grant referred to in this Section shall be subject to adjustment in accordance with Section 8 hereof. The purchase price per share of the Common Stock under each Option granted pursuant to this Section 4.2 shall be equal to the fair market value of the Common Stock, determined in accordance with Section 6.3 hereof, on the date the Option is granted. Each such Option shall expire on the fifth anniversary of the date of grant.

        4.3    Greater-Than-Ten-Percent Stockholders.    Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Option shall be granted to a Greater-Than-Ten-Percent Stockholder unless (a) the exercise price per share under the Incentive Option is not less than 110% of the fair market value of the Common Stock at the time at which the Incentive Option is granted and (ii) the Incentive Option is not exercisable to any extent after the fifth anniversary of the date on which the Incentive Option is granted.

        4.4    Maximum Aggregate Fair Market Value.    The aggregate fair market value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any Option holder during any calendar year under this Plan and any other plans of the Company for the issuance of incentive stock options (within the meaning of Section 422 of the Code) shall not exceed $100,000 or such greater amount as may from time to time be permitted with respect to incentive stock options by the Code or any other applicable law or regulation. To the extent any Option exceeds the foregoing limitation, it shall be deemed a Nonqualified Option.

        4.5    Limitation on Grants.    In no event may any individual be granted Options with respect to more than 50,000 shares of Common Stock in any calendar year. The number of shares of Common Stock relating to an Option grant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Option is subsequently reduced, the transaction shall be deemed a cancellation of the original Option and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

SECTION 5. TERMINATION OF EMPLOYMENT OR DEATH OF OPTION HOLDER

        5.1    Termination of Employment.    Except as otherwise expressly provided herein, an Option shall terminate on the earliest of:

          (a) the date of expiration thereof;

          (b) the date of cancellation thereof pursuant to Section 8.3(c);

          (c) sixty days after the date on which the Option holder's employment with, or directorship or other services to, the Company are terminated other than for Cause; provided, however, that if, before the date of expiration of the Option, the Option holder shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or 90 days after the date of such retirement. In the event of such retirement, the Option holder shall have the right prior to the termination of such Option to exercise the Option to the extent to which the Option holder was entitled to exercise such Option immediately prior to such retirement; and

          (d) the date on which the Option holder's employment with, or directorship or other services to, the Company is terminated voluntarily by the Option holder or by the Company for Cause; provided, however, that Nonqualified Options need not, unless the Committee determines otherwise, be subject to the provisions set forth in clauses (c) and (d) above nor to Section 5.2 below. Whether authorized leave of absence, or absence on military or government service, shall constitute termination of an employment relationship between the Company and the Option holder shall be determined by the Committee at the commencement thereof, and the Committee shall promptly notify the Option holder of such determination. Options shall not be affected by any Option holder's change of employment within the Company or change in the identity of the Company to whom directorship or other services are provided, so long as the Option holder continues to be an employee of, or to provide such services to, the Company.

        5.2    Death or Permanent Disability of Option Holder.    In the event of the death or permanent and total disability of an Option holder prior to termination of the Option holder's services to the Company and prior to the date of expiration of such Option, such Option shall terminate on the earliest of its date of expiration, its date of cancellation pursuant to Section 8.3(c), and the date that is 180 days after the date of such death or disability. After the death of the Option holder, his or her executors, administrators or any individual or individuals to whom the Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the date of such termination, to exercise the Option to the extent the Option holder was entitled to exercise the Option immediately prior to his or her death. Permanent and total disability for these purposes shall be determined in accordance with Section 22(e)(3) of the Code and the rules, regulations and interpretations issued thereunder.

SECTION 6. TERMS OF OPTION AGREEMENTS

        Each Option shall be evidenced by an agreement (an Option Agreement) in writing that shall contain such terms, conditions, restrictions and other provisions as the Committee shall from time to time deem appropriate. Any additional provisions shall not, however, be inconsistent with any other term or condition of this Plan and shall not cause any Incentive Option to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code. Option agreements need not be identical, but each Option agreement shall, by appropriate language, include the substance of the following provisions:

        6.1    Expiration of Option.    Subject to Section 4.2 hereof, notwithstanding any other provision of this Plan or of the Option agreement, such Option shall expire on the date specified in the Option agreement, which date shall not, in the case of an Incentive Option, be later than the tenth anniversary (the fifth anniversary in the case of a Greater-Than-Ten-Percent Stockholder) of the date on which the Option was granted, or as specified in Section 5 hereof.

        6.2    Exercise.    Subject to Section 4.2 hereof, each Option may be exercised so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the Option.

        6.3    Exercise Price.    Subject to Section 4.2 hereof, the exercise price per share under each Option shall be determined by the Committee at the time the Option is granted and shall not be less than the par value of the Common Stock obtainable upon the exercise thereof; provided, however, that the exercise price of any Incentive Option shall not, unless otherwise permitted by the Code, be less than the fair market value of the Common Stock on the date the Option is granted (110% of the fair market value in the case of a Greater- Than-Ten-Percent Stockholder). For these purposes, the fair market value of the Common Stock shall equal (a) the closing price per share on the date of grant of the Option as reported by a nationally recognized stock exchange, (b) if the Common Stock is not listed on such an exchange, as reported by the National Market System or another automated quotation system of the National Association of Securities Dealers, Inc., or (c) if the Common Stock is not quoted on any such system, the fair market value as determined by the Committee.

        6.4    Transferability of Options and Option Shares.    No Option shall be transferable by its holder or by operation of law, otherwise than by will or under the laws of descent and distribution and shall not be subject to execution, attachment or similar process. Each Option shall, during the Option holder's lifetime, be exercisable only by the Option holder. The Committee may in its discretion provide upon the grant of any Option that the shares of Common Stock purchasable upon exercise of such Option shall be subject to such restrictions on transferability as the Committee may determine. Upon any attempt to transfer any Option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or (if the Committee shall so determine) upon any levy or any attachment or similar process upon the rights and privileges conferred hereby, such Option shall thereupon terminate and become null and void.

        6.5    Rights of Option Holders.    No Option holder or other person shall, by virtue of the granting of an Option, be deemed for any purpose to be the owner of any shares of Common Stock subject to such Option or to be entitled to the rights or privileges of a holder of such shares unless and until the Option shall have been exercised pursuant to the terms thereof with respect to such shares and the Company shall have issued and delivered the shares to the Option holder.

        6.6    Repurchase Right.    The Committee may in its discretion provide upon the grant of any Option that the Company shall have an option to repurchase, upon terms and conditions determined by the Committee, all or any number of shares purchased upon exercise of such Option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Committee at the time of grant of the Option for the shares subject to repurchase. In the event the Committee grants an Option subject to such a repurchase option, then so long as the shares purchased upon exercise of that Option remain subject to the repurchase option, each certificate representing those shares shall bear a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

        6.7    Lockup Agreement.    The Committee may in its discretion specify upon granting an Option that the Option holder shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 7. METHOD OF EXERCISE; PAYMENT OF EXERCISE PRICE

        7.1    Method of Exercise.    Any Option may be exercised by the Option holder by delivering to the Company, on any business day prior to the termination of the Option, a written notice specifying the number of shares of Common Stock the Option holder then desires to purchase and the address to which the certificates for such shares are to be mailed, accompanied by payment of the exercise price for such shares.

        7.2    Payment of Exercise Price.    Payment for the shares of Common Stock purchased upon exercise of an Option shall be made by:

          (a) cash in an amount, or a check, bank draft or postal or express money order payable in an amount, equal to the aggregate exercise price of the shares being purchased;

          (b) with the consent of the Committee, shares of Common Stock owned by the option holder for a period of at least 6 months and having a fair market value (as defined for purposes of Section 6.3 hereof) equal to such aggregate exercise price;

          (c) with the consent of the Committee, by reducing the number of Option shares otherwise issuable to the Option holder upon exercise of the Option by a number of shares having a fair market value (as defined for purposes of Section 6.3 hereof) equal to such aggregate exercise price;

          (d) with the consent of the Committee, a personal recourse note issued by the Option holder to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Committee may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code;

          (e) with the consent of the Committee, such other consideration that is acceptable to the Committee and that has a fair market value, as determined by the Committee, equal to such aggregate exercise price, including any broker-directed cashless exercise/resale procedure adopted by the Committee; or

          (f) with the consent of the Committee, any combination of the foregoing.

        As promptly as practicable after receipt of notice and payment pursuant to Section 7.1 hereof and any documents required pursuant to Sections 9.2 and 9.3 hereof, the Company shall deliver to the Option holder a certificate registered in the name of the Option holder and representing the number of shares with respect to which such Option has been so exercised; provided, however, that if any law or regulation or order of the Securities and Exchange Commission or any other body having jurisdiction in the premises shall require the Company or the Option holder to take any action in connection with the shares then being purchased, the date for the delivery of the certificates for such shares shall be extended for the period necessary to take and complete such action. Delivery by the Company of the certificate for such shares shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificate in the United States mail, addressed to the Option holder, at the address specified in the notice delivered pursuant to Section 7.1 hereof.

SECTION 8. CHANGES IN COMPANY'S CAPITAL STRUCTURE

        8.1    Rights of Company.    The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to enter into, make or authorize, without limitation, (a) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (b) any merger or consolidation of the Company, (c) any issue of Common Stock or of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, (d) a dissolution or liquidation of the Company, (e) any sale or transfer of all or any part of the assets or business of the Company, or (f) any other corporate act or proceeding, whether of a similar character or otherwise.

        8.2    Recapitalization, Stock Splits and Dividends.    If the Company shall effect any subdivision or consolidation of shares of its stock or other capital readjustment, the payment of a stock dividend, or any other increase or reduction of the number of shares of its stock outstanding, in any such case without receiving compensation therefor in money, services or property, then

          (a) the number, class and price per share of stock subject to each outstanding Option shall be appropriately adjusted in such a manner as to entitle an Option holder to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he or she would have received as a result of the event requiring the adjustment had the Option holder exercised the Option in full immediately prior to such event, and

          (b) the number and class of shares with respect to which Options may be granted under this Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under this Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

        8.3    Mergers, Sales, etc.    If the Company shall be a party to a reorganization or merger with one or more other corporations (whether or not the Company is the surviving or resulting corporation), shall consolidate with or into one or more other corporations, shall be liquidated, or shall sell or otherwise dispose of substantially all of its assets to another corporation (each a Transaction), then:

          (a) subject to the provisions of clauses (b) and (c) below, after the effective date of the Transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option and at no additional cost, to receive shares of Common Stock or, if applicable, shares of such other stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the Transaction;

          (b) the Committee may accelerate the time for exercise of all outstanding Options to a date prior to the effective date of the Transaction, as specified by the Committee; or

          (c) all outstanding Options may be canceled by the Committee as of the effective date of the Transaction, provided that (i) notice of such cancellation shall have been given to each Option holder and (ii) each Option holder shall have the right to exercise such Option to the extent that the same is then exercisable or, if the Committee shall have accelerated the time for exercise of all outstanding Options, in full during the thirty-day period preceding the effective date of the Transaction.

        8.4    Adjustments to Common Stock Subject to Options.    Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

        8.5    Miscellaneous.    Adjustments under this Section 8 shall be determined by the Committee, and such determinations shall be conclusive. The Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any Option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under this Plan on account of any adjustment specified above.

SECTION 9. GENERAL RESTRICTIONS

        9.1    Granting of Options.    No Option may be granted under this Plan after the tenth anniversary of the effective date hereof.

        9.2    Investment Representations.    The Company may require any individual to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company to the effect that such individual is acquiring the Common Stock subject to the Option for his or her own account for investment and not with a view to the resale or distribution thereof, and to such other effects as the Company deems necessary or advisable in order to comply with the Securities Act and applicable state securities laws.

        9.3    Compliance with Securities Laws.    The Company shall not be required to sell or issue any shares under any Option if the sale or issuance of such shares would constitute a violation by the Option holder or the Company of any provision of any law or regulation of any governmental authority, including the Securities Act. In addition, the Company shall not be required to sell or issue shares upon the exercise of any Option unless the Committee has received evidence satisfactory to it that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act, the Company may imprint upon any certificate representing shares so issued the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Securities Act and applicable state securities laws:

        The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the issuer of an opinion of counsel satisfactory to the issuer, in form and substance satisfactory to the issuer, that registration is not required for such sale or transfer.

        The Company may, but shall not be obligated to, register the shares of stock covered by any Options pursuant to the Securities Act. In the event such shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

        9.4    Other Certificate Legends.    The Company may endorse such other legends upon the certificates for shares of Common Stock issued upon exercise of an Option and may issue such stop transfer instructions to the transfer agent for the Common Stock as the Committee may, in its discretion, determine to be necessary or appropriate (a) to implement the provisions of this Plan and such Option with respect to such shares and (b) to permit the Company to determine the occurrence of a disqualifying disposition (as defined in Section 421(b) of the Code) of shares issued upon exercise of Incentive Options.

        9.5    Employment Obligation.    The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any Option holder. The right of the Company to terminate the employment of any officer or other employee thereof shall not be diminished or affected by reason of the fact that an Option has been granted to such officer or other employee.

SECTION 10. WITHHOLDING TAXES

        10.1    Rights of Company.    The Company may require an employee exercising a Nonqualified Option, or disposing of shares of Common Stock acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (as defined in Section 421(b) of the Code), to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by such employer corporation in respect of the issuance or disposition of such shares. In lieu thereof, the employer corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Committee may prescribe. The employer corporation may, in its discretion, hold the stock certificate to which such employee is otherwise entitled upon the exercise of an Option as security for the payment of any such withholding tax liability, until cash sufficient to pay that liability has been received or accumulated.

        10.2    Payment in Shares.    An employee may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the exercise of a Nonqualified Option a number of shares with an aggregate fair market value (as defined in Section 6.3 hereof determined as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such exercise, or (ii) transferring to the Company shares of Common Stock owned by the employee for a period of at least six months and with an aggregate fair market value (as defined in Section 6.3 hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due.

        10.3    Notice of Disqualifying Disposition.    Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Common Stock purchased upon exercise of the Incentive Option.

SECTION 11. AMENDMENT OR TERMINATION OF PLAN

        11.1    Amendment.    The Board may terminate the Plan and may amend the Plan at any time, and from time to time, subject to the limitation that, except as provided in Section 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations, at an annual or special meeting held within 12 months before or after the date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Common Stock that may be issued under, or as to which Options may be granted pursuant to, the Plan; or (ii) change in substance the provisions of Section 4 hereof relating to eligibility to participate in the Plan. Without limiting the generality of the foregoing, the Board is expressly authorized to amend the Plan, at any time and from time to time, to confirm it to the provisions of Rule 16b-3 (or successor rule) under the Exchange Act, as that Rule may be amended from time to time.

        Except as provided in Section 8 hereof, the rights and obligations under any Option granted before amendment of this Plan or any unexercised portion of such Option shall not be adversely affected by amendment of this Plan or such Option without the consent of the holder of such Option.

        11.2    Termination.    This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any or no reason. No Option may be granted after the Plan has been terminated. No Option granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Option. The power of the Committee to construe and interpret this Plan and the Options granted prior to the termination of this Plan shall continue after such termination.

SECTION 12. NONEXCLUSIVITY OF PLAN

        Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

        The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (i) the persons to receive awards under the Plan, (ii) the terms and provisions of awards under the Plan, (iii) the exercise by the Committee of its discretion in respect of the exercise of options pursuant to the terms of the Plan, and (iv) the treatment of leaves of absence pursuant to Section 5.1 hereof.

SECTION 13. EFFECTIVE DATE

        This Plan shall become effective upon its adoption by the Board, provided that the stockholders of the Company shall have approved this Plan within twelve months prior to or following the adoption of this Plan by the Board. Subject to the foregoing, Options may be granted under the Plan at any time subsequent to its effective date; provided, however, that (a) no such Option shall be exercised or exercisable unless the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of this Plan by the Board, and (b) all Options issued prior to the date of such stockholders' approval shall contain a reference to such condition.

SECTION 14. PROVISIONS OF GENERAL APPLICATION

        14.1    Severability.    The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, each of which shall remain in full force and effect.

        14.2    Construction.    The headings in this Plan are included for convenience only and shall not in any way effect the meaning or interpretation of this Plan. Any term defined in the singular shall include the plural, and vice versa. The words herein, hereof and hereunder refer to this Plan as a whole and not to any particular part of this Plan. The word including as used herein shall not be construed so as to exclude any other thing not referred to or described.

        14.3    Further Assurances.    The Company and any holder of an Option shall from time to time execute and deliver any and all further instruments, documents and agreements and do such other and further acts and things as may be required or useful to carry out the intent and purpose of this Plan and such Option and to assure to the Company and such Option holder the benefits contemplated by this Plan; provided, however, that neither the Company nor any Option holder shall in any event be required to take any action inconsistent with the provisions of this Plan.

        14.4    Governing Law.    This Plan and each Option shall be governed by the laws of The Commonwealth of Massachusetts.

'

IMPLANT SCIENCES CORPORATION
107 Audubon Road, #5
Wakefield, Massachusetts 01880

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, JANUARY 7, 2003

THIS PROXY IS BEING SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF THE COMPANY

        The undersigned hereby constitute(s) and appoint(s) Anthony J. Armini and Stephen N. Bunker, and each of them acting singly, as proxies of the undersigned, each with full power to appoint his substitute, and authorizes each of them, and each substitute so appointed, to represent and vote all shares of common stock of Implant Sciences Corporation (the "Company") held of record by the undersigned at the close of business on November 22, 2002, at the Annual Meeting of Stockholders of the Company to be held on Tuesday, January 7, 2003, at the Sheraton Colonial Hotel located at 1 Audubon Road, Wakefield, Massachusetts 01880, beginning at 10:00 a.m. local time, and at any and all adjournments thereof. A stockholder wishing to vote in accordance with the recommendation of the Board of Directors need only sign and date this proxy and return it in the enclosed envelope.

WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 4 AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES AS TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

ADDRESS/COMMENTS:

			For	Withhold	For All
1.	Election of Directors.		All	All	Except
	Nominees:	01) Anthony J. Armini, 02) Stephen N. Bunker, 03) Michael Szycher, 04) Shaun K. Cave, 05) David B. Eisenhaure	☐	☐	☐	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below. __________________

Vote on Proposals

		FOR	AGAINST	ABSTAIN
2.
	To approve a proposed amendment to the Company's 2000 Incentive and Nonqualified Stock Option Plan to increase the number of shares of the Company's common stock available for issuance under the plan by 300,000 to 600,000 shares.	☐	☐	☐
3.	To adjourn the meeting for the purpose of soliciting additional proxies to vote for Proposal No. 2, if at the time of the meeting there are not enough affirmative votes to approve Proposal No. 2.	☐	☐	☐
4.	To transact any further business that may properly come before the annual meeting or any adjournment.	☐	☐	☐

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and of the Proxy Statement relating thereto, and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Please be sure to sign and date this proxy. Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, each person must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should state his or her title.

If you plan to attend the Meeting, please check this box.	☐
If you have a change of address or comments, mark this box and note on the reverse side.	☐

Shareholder sign here _____________________  Co-owner sign here ____________________________

Dated: _______________________ , 2002

QuickLinks

Annual Meeting of Stockholders
To Be Held on Tuesday, January 7, 2003
QUORUM AND TABULATION OF VOTES
PROPOSAL 1—ELECTION OF DIRECTORS
PROPOSAL TWO—AMENDMENT OF OUR 2000 INCENTIVE AND NON QUALIFIED STOCK OPTION PLAN
PROPOSAL THREE—ADJOURNMENT OF THE MEETING TO PERMIT FURTHER SOLICITATION OF PROXIES IF NECESSARY
DIRECTORS AND EXECUTIVE OFFICERS
REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS
Summary Compensation Table
Option Grants in Fiscal 2002
Fiscal-Year Option Values
AUDIT COMMITTEE REPORT
INDEPENDENT AUDITORS
SOLICITATION OF PROXIES
OTHER PROPOSED ACTIONS
STOCKHOLDER PROPOSALS
AVAILABLE INFORMATION
IMPLANT SCIENCES CORPORATION
AMENDED AND RESTATED 2000 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
IMPLANT SCIENCES CORPORATION 107 Audubon Road, #5 Wakefield, Massachusetts 01880
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, JANUARY 7, 2003
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY